                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  Octel Corp.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                           [OCTEL LOGO APPEARS HERE]


200 Executive Drive                                          Dennis J. Kerrison
Newark, DE 19702                          President and Chief Executive Officer

                                                                 March 30, 1999
  Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders of Octel Corp. (the "Corporation"), which will be held on Tuesday, May 11, 1999 at 10:00 a.m., local time, at Le Meridien Hotel, 250 Franklin Street, Boston, Massachusetts 02110, USA.

  The Notice of Meeting, Proxy Statement, Proxy Form and Annual Report of the Corporation are included with this letter. The matters listed in the Notice of Meeting are more fully described in the Proxy Statement.

  It is important that your shares are represented and voted at the Annual Meeting, regardless of the size of your holdings. Accordingly, please mark, sign and date the enclosed Proxy Form and return it promptly in the enclosed reply envelope which requires no postage if mailed in the United States of America.

                                          Sincerely,

                                          /S/ DENNIS J KERRISON

                                          Dennis J Kerrison
                                          President and Chief Executive
                                          Officer

                                  OCTEL CORP.

                              200 Executive Drive
                            Newark, Delaware 19702
                                    U.S.A.

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------
                                 May 11, 1999

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of OCTEL CORP. (the "Corporation") will be held at Le Meridien Hotel, 250 Franklin Street, Boston, Massachusetts 02110, USA on Tuesday, May 11, 1999 at 10.00am (Local Time) for the following purposes:

  1.To elect two directors to serve until the 2002 Annual Meeting;

  2. To ratify the appointment of PricewaterhouseCoopers as the Corporation's independent public accountants for the fiscal year ending December 31, 1999; and

  3. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed March 15, 1999 as the date of record for the meeting, and only stockholders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment or postponement thereof. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the meeting during normal business hours at the Corporation's offices at 200 Executive Drive, Newark, Delaware 19702 for a period of 10 days prior to the meeting.

  A proxy statement, form of proxy and a copy of the annual report of the Corporation for the year ended December 31, 1998 are enclosed.

                                          By Order of the Board of Directors,

                                          /S/ GRAHAM DE M LEATHES

                                          Graham de M Leathes
                                          Corporate Secretary

March 30, 1999

  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY FORM AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. IN ADDITION, YOUR PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE CORPORATION OR BY DELIVERY OF A LATER-DATED PROXY.

                                  OCTEL CORP.

                              200 Executive Drive
                            Newark, Delaware 19702
                                    U.S.A.

                               ----------------

                                PROXY STATEMENT

                                March 30, 1999
                                      For
                        Annual Meeting of Stockholders
                          To be Held on May 11, 1999

                               ----------------

  This proxy statement (the "Proxy Statement") is being furnished to the holders of common stock, par value $0.01 per share (the "Common Stock") of Octel Corp. (the "Corporation") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Corporation (the "Board of Directors" or the "Board") for use at the annual meeting of stockholders to be held on May 11, 1999 at 10:00 a.m., local time, and at any adjournments or postponements thereof (the "Annual Meeting"). The purpose of the Annual Meeting is to elect two directors to the Board and to ratify the appointment of PricewaterhouseCoopers as the Corporation's independent public accountants for the 1999 fiscal year.

  This Proxy Statement, the Proxy Form and the Corporation's Annual Report to Stockholders are being mailed on or about March 30, 1999 to holders of record of the Common Stock at the close of business on March 15, 1999 (the "Record Date").

  If the enclosed proxy form (the "Proxy Form") is properly signed, dated and returned to the Corporation, the individuals identified as proxies thereon will vote the shares represented by the Proxy Form in accordance with the directions noted thereon. If no direction is indicated, the proxies will vote FOR the election of the nominees named herein as directors, and FOR the ratification of the appointment of PricewaterhouseCoopers as the Corporation's independent public accountants for the 1999 fiscal year. The Corporation's management does not know of any matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. If other matters are presented, all proxies will be voted in accordance with the recommendations of the Corporation's management.

  Returning your completed Proxy Form will not prevent you from voting in person at the Annual Meeting if you are present and wish to vote. In addition, you may revoke your proxy at any time before it is voted by written notice to the Secretary of the Corporation prior to the Annual Meeting at the Corporation's principal executive offices at the address above or by submission of a later-dated proxy.

  Each outstanding share of Common Stock entitles the holder thereof to one vote (or where a part share shall be owned a proportionate part of the vote of one share) on each matter to come before the Annual Meeting. As of the Record Date, excluding treasury stock, there were 13,934,334 shares of Common Stock outstanding. The presence in person or by proxy of a majority of the shares of Common Stock outstanding will constitute a quorum for the transaction of business. Pursuant to Delaware law, abstentions are treated as present and entitled to vote, and therefore are counted in determining the existence of a quorum and will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. Under Delaware law, broker "non votes" are considered present but not entitled to vote, and thus will be counted in determining the existence of a quorum but will not be counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the vote of the shares present and entitled to vote has been cast.

                                 PROPOSAL ONE

Election of Directors

  The Certificate of Incorporation of the Corporation provides that the number of directors shall be not less than three nor more than twelve members, the exact number of which shall be determined from time to time by resolution adopted by the Board of Directors, and be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The Board is currently comprised of seven members, two in Class I, two in Class II and three in Class III and the appointments of the Directors in the said Classes expire at the Annual Meetings of the Corporation in 1999, 2000 and 2001 respectively.

  Directors in Class I, Thomas M Fulton and Charles M Hale, whose terms expire at the upcoming Annual Meeting, have been nominated for re-election. See "Management--Nominees for Directors" and "Management--Continuing Directors" for information with respect to Messrs. Fulton and Hale. The Corporation believes that each nominee is willing to be elected and to serve. In the event that any nominee is unable to serve or is otherwise unavailable for election, which is not now contemplated, the incumbent Board may or may not select a substitute nominee. If a substituted nominee is selected, all proxies will be voted for the person selected.

  The election of directors at the Annual Meeting requires a plurality of the votes actually cast by the stockholders present (in person or by proxy) at the meeting and entitled to vote. There is no cumulative voting as to any matter, including the election of directors. A withheld vote will have no effect on the outcome of the election. If no voting instruction is given, the accompanying proxy will be voted FOR such election. Under the New York Stock Exchange rules, brokers who hold street name shares can vote in their discretion in the election of Directors.

  The Board of Directors recommends a vote "FOR" the election of the nominee directors.

                                 PROPOSAL TWO

Ratification of Appointment of Independent Public Accountants

  PricewaterhouseCoopers have served as independent public accountants for fiscal year 1998.

  The Board of Directors, upon recommendation of its Audit Committee, has selected the accounting firm of PricewaterhouseCoopers to serve as independent auditors of the Corporation with respect to the 1999 fiscal year to examine the financial statements of the Corporation for the fiscal year ending December 31, 1999 and to perform other appropriate accounting services.

  A representative of PricewaterhouseCoopers is expected to be present at the Annual Meeting to respond to questions and to make a statement if such representative desires to do so. If the stockholders do not ratify this appointment by the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting, other independent public accountants will be considered by the Board of Directors upon recommendation by the Audit Committee.

  The Board of Directors recommends a vote "FOR" ratification of the appointment of PricewaterhouseCoopers as the Corporation's independent public accountants for fiscal year 1999.

                                  MANAGEMENT

  The following sets forth certain information as of March 15, 1999 with respect to the Corporation's nominees for director, the Corporation's continuing directors, and certain officers of the Corporation and its subsidiaries (including all executive officers of the Corporation). Officers of the Corporation serve at the discretion of the Board of Directors.

A. Nominees for Directors

 Class I Directors who will serve until the 1999 Annual Meeting and are seeking re-election

  Mr Thomas M Fulton - Director since February 27, 1998.                Age: 65
Thomas Fulton served as President and Chief Executive Officer of Landauer
Inc., a provider of radiation monitoring services, until his retirement on December 31, 1998. He remains a Director of that company. Prior to joining Landauer in 1978, his career included various management positions at Union Carbide Corporation, BASF Corporation and ICN Pharmaceuticals, Inc. Mr Fulton has also served on the Board of Great Lakes Chemical Corporation since 1995 and is on the Boards of The Advocate South Suburban Hospital and the Bethel Community Facility and is Chairman of the Board of Trustees of the Chicago Theological Seminary.

  Mr Charles M Hale - Director since May 7, 1998.                       Age: 63
Charles Hale is Chairman of Donaldson, Lufkin & Jenrette International, the London based subsidiary of Donaldson, Lufkin & Jenrette Inc., a major New York based investment bank. Prior to 1984, he was a general partner of Lehman Brothers Kuhn Leob and Managing Director of AG Becker International. Mr Hale is a graduate of Stanford University and Harvard Business School. Charles Hale is the brother of Martin Hale who is also a Director of the Corporation.

B. Continuing Directors

 Class II Directors who will serve until the 2000 Annual Meeting

  Mr James M C Puckridge - Director since May 7, 1998.                  Age: 63
James Puckridge was Chairman of Elf Atochem UK Ltd., a position he assumed in 1990 until his retirement on December 31, 1998. Prior to that he was Managing Director of the same organization. He is also Chairman of Ato Findley UK Ltd and Elf Atochem UK Pension Fund Trustee Co. Ltd. He is a Non-Executive
Director of LINPAC Group Ltd, an international manufacturer and converter of paper, plastics and metal products primarily for the packaging industry, and Thomas Swan and Co Ltd, a UK based specialty chemical corporation. He is a past President of the British Plastics Federation and a former Council Member of the Chemical Industries Association, where he was Chairman of the General Purpose and Finance Committee.

  Dr Benito Fiore - Director since May 7, 1998.                         Age: 61
Benito Fiore is a specialist in the chemical industry retained by A T Kearney Limited, part of a global consultancy organization. Between 1990 and 1995 he was Chairman and Chief Executive Officer of Enichem UK Ltd. Prior to this he held a number of directorships in the Montedison Group working in Canada, Denmark, Italy and the USA. He is a Member of the Council of the Italian Chamber of Commerce, an Associate Member of the Council of the Chemical Industries Association and a Fellow of the Institute of Directors.

 Class III members who will serve until the 2001 Annual Meeting

  Dr Robert E Bew - Director and Chairman since May 7, 1998.            Age: 62
Robert Bew serves as Non-employee Chairman of the Corporation. He is also currently Chairman of both European Process Industries Competitiveness Centre, an organization specializing in increasing competitiveness in process industries, and Teesside Chemical Initiative Ltd., which focuses on building and improving investment and competitiveness of the chemical sector in the region and a Director of Teesside Power Ltd. He spent 35 years with ICI, most recently as CEO of ICI's Chemical & Polymer division in Teesside UK. Previously he served as head of Corporate Planning and between 1995 and 1997 was Chairman of Phillips Imperial Petroleum Ltd., a refinery joint venture between ICI and Phillips Petroleum.

  Mr Dennis J Kerrison - Director since February 27, 1998.              Age: 54
Dennis Kerrison serves as President and Chief Executive Officer of the Corporation. He joined the Corporation's wholly owned subsidiary The
Associated Octel Company Limited as Managing Director in May 1996 as well as serving as a Group Vice President and Officer of that Corporation's then owners, Great Lakes Chemical Corporation. Between 1992 and 1996 he was a Director and Officer of Hickson International plc, lastly as Chief Executive Officer. Prior to this he worked in senior management roles for specialty chemical companies, in Europe and the United States, notably Rhone Poulenc, Rohm & Haas and RTZ Chemicals.

  Mr Martin M Hale - Director since February 27, 1998.                  Age: 58
Martin Hale has been Executive Vice President and Director of Hellman, Jordan Management Co., Inc., a registered investment advisor specializing in asset management and a wholly owned subsidiary of United Asset Management
Corporation since 1983. Prior to 1983, he was President and Chief Executive Officer of Marsh & McClennan Asset Management Company. Mr Hale has been Chairman of the Board of Directors of Great Lakes Chemical Corporation since 1995 and has served on the Great Lakes Board of Directors since 1978. He also serves as a Director of the Student Conservation Association, as Chairman of the Board of Governors of the School of The Museum of Fine Arts, Boston and as a Trustee of The Museum of Fine Arts. Martin Hale is the brother of Charles Hale who is standing for re-election as a Director of the Corporation.

C. Officers (Other than those who are Directors and listed above)

  H Alan Hanslip (Appointed December 22, 1998)                          Age: 51
Alan Hanslip currently serves as Vice President, Human Resources, of the Corporation having joined its subsidiary The Associated Octel Company Limited in a similar capacity in November 1996. Previously, Mr Hanslip served as Director of Human Resources for British Nuclear Fuels plc.

  Dr Geoffrey J Hignett (Appointed December 22, 1998)                   Age: 48
Geoffrey Hignett serves as Vice President, Specialty Chemicals, of the Corporation having joined its subsidiary The Associated Octel Company Limited in February 1997 as Business Director, Petroleum Specialties. From May 1993 to January 1997 he served as Director of Technology and Business Director of Water Additives for a division of FMC Corporation, a multinational engineering, manufacturing and chemicals company and prior to that as Technical Director of the Metals and Electronics Division of Laporte plc.

  Alan G Jarvis (Appointed April 1, 1998)                               Age: 49
Alan Jarvis serves as Vice President and Chief Financial Officer of the Corporation having joined its subsidiary The Associated Octel Company Limited in a similar capacity in October 1997. Prior to this Mr Jarvis served as Group Finance Director of the Power Plant Group of GEC Alsthom, a world-wide Anglo-French joint venture in the power generation business. From 1987 to 1994, Mr Jarvis served at different times as Property Director, Group Finance Director and Group Financial Controller for Simon Engineering PLC, a British engineering corporation specializing in hydraulic platforms, process plant contracting and chemical storage.

  Graham de M Leathes (Appointed April 1, 1998)                         Age: 50
Graham Leathes serves as Corporate Secretary and General Counsel to the Corporation having previously acted in such capacity for its subsidiary The Associated Octel Company Limited since July 1989. Previously he served as Corporate Secretary and General Counsel to The Oil and Pipelines Agency and as Senior Legal Adviser for Brown and Root (UK) Ltd.

  Steven W Williams (Appointed December 22, 1998)                       Age: 43
Steven Williams serves as Vice President, Group Operations of the Corporation having joined its subsidiary The Associated Octel Company Limited as Director of Manufacturing in November 1995. Prior to this he acted as Operations
Manager for Esso at their Fawley Oil Refinery.

D. Family Relationships

  Charles Hale, who is standing for re-election as a Director of the Corporation, is the brother of Martin Hale, who is a serving Director of the Corporation. There are no other family relationships between any of the persons referred to in sections (A), (B) or (C) above.

Information About the Board of Directors

  The Board of Directors met five times during fiscal 1998. Each Director attended all of the meetings of the Board of Directors and any committees on which such director served in fiscal 1998. The Corporation has Executive, Finance, Audit, Safety Health and Environmental, and Compensation Committees, the members of which are as shown below.

  The Executive Committee has all the powers and authority of the Board of Directors to act on behalf of the Corporation, except those powers specifically reserved to the Board of Directors by Delaware law, the Certificate of Incorporation or the Bylaws of the Corporation or otherwise. Dr Robert Bew, Dennis Kerrison, Martin Hale and James Puckridge have served as members of this Committee since its formation on May 11, 1998. The Committee met six times during fiscal 1998.

  The Finance Committee reviews and assesses the financial affairs of the Corporation and provides advice to the Board of Directors on financial policies and the financial condition of the Corporation. Dr Robert Bew, Dennis Kerrison and Charles Hale have served as members of this Committee since its formation on May 11, 1998. The Committee met twice during fiscal 1998.

  The Audit Committee reviews the adequacy of internal controls and the work of both the independent and internal auditors, consults with the independent public accountants concerning the audit report and the related management letter, and makes recommendations to the Board concerning the selection of independent accountants. Dr Benito Fiore, Thomas Fulton and Charles Hale have served as members of this Committee since its formation on May 11, 1998. The Committee met twice during fiscal 1998.

  The Safety, Health and Environmental Committee assesses the Corporation's safety, health and environmental policies and performance and makes recommendations to management regarding the promotion and maintenance of standards of compliance and performance. Dr Benito Fiore, Thomas Fulton and James Puckridge have served as members of this Committee since its formation on May 11, 1998. The Committee met twice during fiscal 1998.

  The Compensation Committee reviews management compensation programs, approves compensation terms and agreements for senior executive officers, reviews changes in compensation for senior executive officers and administers the Corporation's restricted stock and stock option plans. Martin Hale, Dr Robert Bew and Dr Benito Fiore have served as members of this Committee since its formation on May 11, 1998. The Committee met twice during fiscal 1998.

  The Corporation does not have a Nominating Committee.

Compensation of Directors

 Retainer, Committee and Meetings Fees

  Non-employee Directors receive compensation for their services in the form of an annual retainer, Committee Chairman fees and meeting fees. Octel Corp. employees are not paid any fees or compensation for being on the Board or on any Board committee.

  The Non-employee Chairman of the Board receives an annual retainer of $115,000 to recognize his responsibilities to Octel Corp. All other Non-employee Directors receive an annual retainer of $23,000. All Non-employee Directors receive an annual retainer of $5,000 for each committee they chair, $1,650 per day for attendance at Board Meetings and $825 per day for attendance at Committee Meetings and for special assignments. They are also reimbursed out of pocket expenses. It is the policy of the Board to ask the Compensation Committee to review the fees paid to Directors each year.

  Non-employee Directors received a stock award of 500 shares and stock options equivalent to two times their annual fees at an option price of $19.60 during fiscal 1998. See "Executive Compensation and Other Information--Stock Option Plans." The stock options granted to the Non-employee Directors were:

     Dr Robert Bew................................................ 14,429 shares
     Martin Hale..................................................  5,551 shares
     Thomas Fulton................................................  5,214 shares
     Charles Hale.................................................  5,214 shares
     James Puckridge..............................................  5,214 shares
     Dr Benito Fiore..............................................  5,041 shares

  The options vest on January 1, 2001 and are exercisable until December 31, 2007.

 Deferred and Long-Term Compensation

  None were awarded or in place in the last fiscal year.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's directors and officers, and persons who beneficially own more than ten percent of a registered class of the Corporation's equity securities, to file initial reports of ownership and reports of changes in ownership of the Corporation's equity securities with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

  Based solely upon a review of the copies of such forms furnished to the Corporation, or written representations that no Form 5 filings were required, the Company believes that each of its officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements applicable to them during fiscal 1998.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information with respect to the beneficial ownership of the Corporation's Common Stock as of February 28, 1999 by holders of more than five percent of its Common Stock, the directors of the Corporation, the executive officers of the Corporation included in the summary Compensation Table ("Named Executives") set forth under the caption "Executive Compensation and Other Information" who were employed by the Corporation as of February 28, 1999, and all directors and executive officers of the Corporation as a group. As of February 28, 1999, excluding treasury stock, there were 13,934,334 shares of Common Stock outstanding. To the knowledge of the Corporation, each stockholder has sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated in a footnote. There are no stock options exercisable within 60 days of February 28, 1999. Unless otherwise indicated, the business address of each person is the Corporation's corporate address.

                                           Amount and Nature of
Name and Address of Beneficial Owner       Beneficial Ownership Percent of Class
------------------------------------       -------------------- ----------------
FMR Corp. (1)............................       1,896,525             13.6%
 82 Devonshire Street
 Boston, Massachusetts 02109

T. Rowe Price Associates, Inc. (2).......       1,733,420             12.4%
 100 E. Pratt Street
 Baltimore, Maryland 21202

Jeffrey S Halis (3)......................       1,622,700             11.6%
 500 Park Avenue, 5th Floor
 New York 10022

State Street Bank and Trust Company (4)..         948,967              6.8%
 225 Franklin Street
 Boston, Massachusetts 02110

Dr Robert E Bew..........................             500                *

Dr Benito Fiore..........................             500                *

Thomas M Fulton..........................             825                *

Charles M Hale (5).......................          49,460                *

Martin M Hale (5)........................          54,370                *

James M C Puckridge......................             500                *

Dennis J Kerrison........................          18,812                *

Alan G Jarvis............................           9,584                *

H Alan Hanslip...........................           6,539                *

Dr Geoffrey J Hignett....................           8,113                *

Steven W Williams........................           9,584                *

Directors and executive officers as a
 group (12 persons)......................         165,326              1.2%

--------
Notes:
 *  Less than 1%
(1) Based solely upon a Schedule 13G dated February 1, 1999 filed jointly by FMR Corp. ("FMR"), Edward C. Johnson 3d ("Mr. Johnson"), Abigail P. Johnson ("Ms. Johnson"), Fidelity Management & Research Company ("FM&R") and Fidelity Low-Priced Stock Fund ("Fidelity Stock"), various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds for the sale of, the Common Stock shown as beneficially owned by FMR, including Fidelity Stock (which owns 1,472,000 shares, representing 10.6% of the shares of Common Stock outstanding), and Mr. Johnson and FMR have sole voting power as to only 27,200 shares of Common Stock through their control of Fidelity Management Trust Company (voting power with respect to the remaining shares shown as beneficially owned resides with the boards of trustees of the underlying funds).
(2) Based solely upon a Schedule 13G dated February 12, 1999 filed jointly by each of T. Rowe Price Associates, Inc. ("Price Associates") and T. Rowe Price Capital Appreciation Fund ("Capital Appreciation"), the shares of Common Stock shown as beneficially owned by Price Associates are owned by various individual and institutional investors including Capital Appreciation (which owns 765,000 shares, representing 5.5% of the shares of Common Stock outstanding), to which Price Associates serves as an investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
(3) Based solely upon a Form 4 dated January 8, 1999, the shares of Common Stock shown as being beneficially owned by Jeffrey S. Halis include 746,400 shares owned by Tyndall Partners, L.P., 437,700 shares owned by Tyndall Institutional Partners, L.P., 99,700 shares owned by Madison Avenue Partners, L.P. and 338,900 shares owned by Halo International, Ltd.
(4) Based solely upon a Schedule 13G dated February 11, 1999, State Street Bank and Trust Company has shared voting power with respect to 3,250 shares of Common Stock and shared dispositive power with respect to 4,317 shares of Common Stock.
(5) In the case of Charles Hale and Martin Hale, the figures shown above for each of them include 47,960 shares held by them as trustees in family trusts. Charles Hale and Martin Hale disclaim beneficial ownership of these 47,960 shares held in a trustee capacity.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

  The following table sets forth certain information regarding compensation paid or accrued to Dennis J Kerrison, President and Chief Executive Officer of the Corporation, and to each of the Corporation's four next most highly compensated executive officers for services rendered to the Corporation and the previous owners of Octel during fiscal 1998, 1997 and 1996.

                          Summary Compensation Table

                            Annual Compensation (1)   Long Term Compensation (1)
                           ------------------------- -----------------------------
                                                      Securities                    All Other
                           Fiscal   Salary   Bonus    Underlying  Restricted Stock Compensation
Name & Principal Position   Year     ($)      ($)    Options/SARs     Awards         ($) (1)
-------------------------  ---------------- -------- ------------ ---------------- ------------
Dennis J Kerrison........    1998   399,344  335,335    1,242(2)         --          534,113(3)
 President and Chief
  Executive Officer          1997   290,503  130,809       --            --           70,984
                             1996   184,937  241,928       --            --           92,573

Alan G Jarvis(4).........    1998   226,625  115,461       --            --          281,689(5)
 Vice President and Chief
  Financial Officer          1997    40,023   15,977       --            --           12,697

H Alan Hanslip(6)........    1998   164,283   80,892    1,242(2)         --          195,578(7)
 Vice President, Human
  Resources                  1997    98,964   32,516       --            --           33,272
                             1996     9,407        0       --            --            5,936

Dr Geoffrey J
 Hignett(8)..............    1998   192,894   96,071       --            --          238,901(9)
 Vice President,
  Specialty Chemicals        1997   143,179   31,877       --            --           91,146

Steven W Williams........    1998   220,329  116,869    1,242(2)         --          270,822(10)
 Vice President, Group
  Operations                 1997   153,553   45,276       --            --           56,497
                             1996   143,178   11,635       --            --           97,590

--------
Notes:
 (1) All the above Executives are paid in pounds sterling. Their salaries were based upon the United Kingdom salary parameters set before the spin-off by the Compensation Committee of Great Lakes Chemical Corporation. With the help of external consultants these salaries were re-confirmed by the Compensation Committee of Octel Corp. No salary increases have been awarded since the spin-off and the next review of salaries will be effective from January 1, 2000. For the purposes of the Compensation table an exchange rate of (Pounds)1--$1.66 is used.
 (2) The Options were granted pursuant to the Octel Corp. Savings Related Stock Plan.
 (3) The President and Chief Executive Officer received a one time bonus of $219,950 and a stock award valued at $150,565 (11,280 shares) for completing the spin-off from Great Lakes Chemical Corporation on May 22, 1998 (the "Distribution"). In fiscal 1998 he also received a pension benefit valued at $140,361 plus other benefits mainly consisting of a leased company car valued at $23,237.
 (4) Alan Jarvis became an employee of the Corporation effective October 13, 1997.
 (5) Following the Distribution Alan Jarvis received a one time bonus of $124,500 and a stock award valued at $85,226 (6,385 shares). In fiscal 1998, he also received a pension benefit valued at $56,854 plus other benefits mainly consisting of a leased company car valued at $15,109.
 (6) Alan Hanslip became an employee of the Corporation effective December 2, 1996.
 (7) Following the Distribution Alan Hanslip received a one time bonus of $84,660 and a stock award valued at $58,251 (4,364 shares). In fiscal 1998, he also received a pension benefit valued at $38,056 plus other benefits mainly consisting of a leased company car valued at $14,611.
 (8) Dr Geoffrey Hignett became an employee of the Corporation effective February 1, 1997.
 (9) Following the Distribution Dr Geoffrey Hignett received a one time bonus of $105,410 and a stock award valued at $72,145 (5,405 shares). In fiscal 1998, he also received a pension benefit valued at $47,392 plus other benefits mainly consisting of a leased company car valued at $13,954.
(10) Following the Distribution Steven Williams received a one time bonus of $124,500 and a stock award valued at $85,226 (6,385 shares). In fiscal 1998, he also received a pension benefit valued at $47,650 plus other benefits mainly consisting of a leased company car valued at $13,446.

Stock Option Plans

  The Corporation has six stock options plans, the first four of which provide for grants of options to key employees and Non-employee Directors. Two other plans provide stock on an equal basis to all employees. The stock plans, which are administered by the Compensation Committee of the Board of Octel Corp., were approved prior to the Distribution. The Board does not intend to seek stockholder approval for any new stock plans at this time.

  The six plans in existence are:

    i)   The Associated Octel Company Limited Approved Company Share Option
  Plan;

    ii)  The Octel Corp. Performance Related Stock Option Plan;

    iii) The Octel Corp. Time Restricted Stock Option Plan;

    iv)  The Octel Corp. Non-employee Director Stock Option Plan;

    v)   The Octel Corp. Savings Related Stock Option Plan; and

    vi)  The Octel Profit Sharing Share Scheme.

  Details of the Plans are as follows:

  i) The Associated Octel Company Limited Approved Company Share Option Plan ("CSOP")

    The "CSOP" is approved by UK Inland Revenue and can be used to provide stock options which are granted at fair market value at the time of grant up to a maximum of $49,800 per person. The plan is targeted at middle to senior management to encourage performance, recruitment, retention and stock ownership. As of the date hereof, no options have been granted pursuant to this plan.

  ii) The Octel Corp. Performance Related Stock Option Plan ("PRSOP")

    The "PRSOP" provides stock options as a percentage of salary based on Corporation performance targets. Options have been granted under "PRSOP" to top management (see table below) and other senior employees early in 1999 and will vest if the Corporation meets its cash targets set by the Compensation Committee at the time of the Distribution. The options will vest in three years from grant and are exercisable up to ten years from the inception of the plan. As of the date hereof, 107,079 options have been issued pursuant to this plan.

  iii) The Octel Corp. Time Restricted Stock Option Plan ("TRSOP")

    The "TRSOP" provides a limited number of Named Executives and senior managers with stock bonuses in lieu of cash, the number of shares allocated to each Named Executive and certain senior managers being calculated by reference to a stock price of $19.60 per share. The bonuses were designed to reward the management of Octel for managing the spin-off program and continuing to remain in employment through December 31, 1999. These awards are delivered in the form of options vesting on December 31, 1999 and exercisable by December 31, 2007. As of the date hereof, 181,521 options have been issued pursuant to this plan.

  iv) The Octel Corp. Non-employee Director Stock Option Plan ("NED's Plan")

    The "NED's Plan" was established to encourage Non-employee Directors to become stockholders and focus on improving stockholder value, and to provide commitment to the Corporation in the longer term. The Plan provides for stock options granted at fair market value which vest in three years after grant and are exercisable up to ten years from the inception of the plan. Multiples of annual fees are used to determine levels of grant. As of the date hereof, 40,663 options have been issued pursuant to this plan.

  v) The Octel Corp. Savings Related Stock Plan ("Savings Related Plan")

    Under the Savings Related plan all UK based employees are able to receive stock options on an equal basis at (Pounds)7.85 per share (equivalent to $13.20 at the time of grant). The options are linked to a savings scheme for three years, of up to $415 per month, which is approved by the UK Inland Revenue. The total of stock options issued under this scheme as of the date hereof is 141,683 shared between 308 employees (including some of the Named Executives).

  vi) The Octel Profit Sharing Share Scheme ("Profit Sharing Plan")

    In order to encourage motivation and commitment to the new Corporation, the Compensation Committee granted every UK based employee an award of fifteen shares under the plan. A total of 17,100 shares have been granted as of the date hereof. The stock is held in a trust for three years before being assigned to the individuals. The trust, approved by the UK Inland Revenue, allows the stock to be assigned free of any income tax liability.

  Options, and the conditions relating thereto, granted under the above plans are determined by the Compensation Committee and all the plans were approved prior to the Distribution. The limit set by Great Lakes Chemical Corporation for the number of shares of Common Stock which can be issued or awarded under the stock plans is 1,175,000 in the aggregate.

  Following the Distribution, some options were made available in fiscal 1998 under the NED's Plan and under the Savings Related Plan. Since January 1, 1999 options have been granted under the PRSOP, the TRSOP and an award made under the Profit Sharing Plan, and for the sake of completeness, a table showing the position as at March 1, 1999 is set out after the schedule showing the position at the end of fiscal 1998.

  The Options granted to the Named Executives during fiscal 1998 pursuant to the Stock Options plans described above are set out in the following table:

                     Option/SAR Grants in Last Fiscal Year

                                                                                 Potential Realizable Value
                                                                                  at Assumed Annual Rates
                                                                                       of Stock Price
                                                                                      Appreciation for
                                            Individual Grants                           Option Term
                         ------------------------------------------------------- --------------------------------
                          Number of    % of Total
                          Securities  Options/SARs Exercise
                          Underlying   Granted to  or Base
                         Options/SARs Employees in  price    Vesting  Expiration    0%         5%        10%
          Name           Granted (1)      1998      ($/Sh)    Date       Date    ($) (2)    ($) (2)    ($) (2)
          ----           ------------ ------------ -------- --------- ---------- --------   --------   ----------
Dennis J Kerrison:
 Savings Related Plan...    1,242         0.08%     13.20   1/11/2001 4/30/2002         838        970       1,115

Alan G Jarvis:
 Nil....................        0            0          0         --        --            0          0           0

H Alan Hanslip:
 Savings Related Plan...    1,242         0.08%     13.20   1/11/2001 4/30/2002         838        970       1,115

Dr Geoffrey J Hignett:
 Nil....................        0            0          0         --        --            0          0           0

Steven W Williams:
 Savings Related Plan...    1,242         0.08%     13.20   1/11/2001 4/30/2002         838        970       1,115

--------
Notes:
(1) In the event of a change of control of the Corporation, all options become fully vested and exercisable. In order to prevent dilution or enlargement of rights under the options, in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets or other change in the corporate structure of shares of the Corporation, the type and number of shares available upon exercise and the exercise price will be adjusted accordingly. The Compensation Committee may, subject to specified limitations, advance the date on which an option shall become exercisable.
(2) Amounts reflect assumed rate of appreciation from the fair market value on the date of grant as set forth in the Securities and Exchange Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Common Stock and overall stock market conditions. No assurance can be made that the amounts reflected in these columns will be achieved.

                   Total Options Granted as at March 1, 1999

                                                                                    Potential Realizable Value at
                                                                                    Assumed Annual Rates of Stock
                                                                                       Price Appreciation for
                                             Individual Grants                               Option Term
                          -------------------------------------------------------- -------------------------------
                           Number of    % of Total
                           Securities  Options/SARs Exercise
                           Underlying   Granted to  or Base
                          Options/SARs Employees in  price    Vesting   Expiration    0%        5%         10%
          Name            Granted (1)      1998      ($/Sh)     Date       Date     ($) (2)   ($) (2)    ($) (2)
------------------------  ------------ ------------ -------- ---------- ---------- --------- --------- -----------
Dennis J Kerrison:
 TRSOP..................     45,158        18.8%         0   12/31/1999 12/31/2007   626,567   972,011   1,477,412
 PRSOP..................     31,451        27.5%         0     1/1/2001 12/31/2007   436,382   676,972   1,028,966
 Savings Related Plan...      1,242        0.08%     13.20    1/11/2001  4/30/2002       838       970       1,115

Alan G Jarvis:
 TRSOP..................     19,171         8.0%         0   12/31/1999 12/31/2007   265,998   412,650     627,209
 PRSOP..................     11,868        10.4%         0     1/1/2001 12/31/2007   164,668   255,455     388,792

H Alan Hanslip:
 TRSOP..................     13,036         5.4%         0   12/31/1999 12/31/2007   180,874   280,596     426,491
 PRSOP..................      8,070         7.1%         0     1/1/2001 12/31/2007   111,971   173,704     264,022
 Savings Related Plan...      1,242        0.08%     13.20    1/11/2001  4/30/2002       838       970       1,115

Dr Geoffrey J Hignett:
 TRSOP..................     16,231         6.8%         0   12/31/1999 12/31/2007   225,205   349,367     531,022
 PRSOP..................     10,049         8.8%         0     1/1/2001 12/31/2007   139,429   216,301     328,766

Steven W Williams:
 TRSOP..................     19,171         8.0%         0   12/31/1999 12/31/2007   265,998   416,650     627,209
 PRSOP..................     11,868        10.4%         0     1/1/2001 12/31/2007   164,668   255,455     388,792
 Savings Related Plan...      1,242        0.08%     13.20    1/11/2001  4/30/2002       838       970       1,115

--------
Notes:

(1) In the event of a change of control of the Corporation, all options become fully vested and exercisable. In order to prevent dilution or enlargement of rights under the options, in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets or other change in the corporate structure of shares of the Corporation, the type and number of shares available upon exercise and the exercise price will be adjusted accordingly. The Compensation Committee may, subject to specified limitations, advance the date on which an option shall become exercisable.
(2) Amounts reflect assumed rate of appreciation from the fair market value on the date of grant as set forth in the Securities and Exchange Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Common Stock and overall stock market conditions. No assurance can be made that the amounts reflected in these columns will be achieved.

    Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
                               Option/SAR Values

                                                         Number of Securities
                                                        Underlying Unexercised  Value of Unexercised In-
                                                        Options at December 31,   The-Money Options at
                                                             1998 (#) (2)          December 31, 1998
                         Shares Acquired Value Realized      Exercisable/             Exercisable/
          Name             on Exercise       ($)(1)          Unexercisable           Unexercisable
          ----           --------------- -------------- ----------------------- ------------------------
Dennis J Kerrison.......       --             --                     0                    $  0
                                                                 1,242                    $838
Alan G Jarvis...........       --             --                     0                       0
                                                                     0                       0
H Alan Hanslip..........       --             --                     0                       0
                                                                 1,242                    $838
Dr Geoffrey J Hignett...       --             --                     0                       0
                                                                     0                       0
Steven W Williams.......       --             --                     0                       0
                                                                 1,242                    $838

--------
Notes:

(1) As of the end of the fiscal year, none of the options held by the named executive officers had been exercised.
(2) The above options relate to the Savings Related Plan. They are exercisable on January 11, 2001.

Pension Plan

  The Corporation operates three separate pension plans for executives which, together, are designed to provide the equivalent of 1/40 of final salary (or the average of the last 3 years of service if higher) for each year of service (1/30 for the CEO) with Octel Corp. The three plans are:

  i) The Octel Pension Plan;

  ii) The Octel Senior Management Plan; and

  iii) The Octel Funded Unapproved Pension Plan.

  The reason for having three plans is to make maximum use of UK Inland Revenue approved pension arrangements to optimize both the Executive's and the Corporation's tax position.

  Normal retirement age is the end of the month following the Executive's 65th birthday.

                              Pension Plan Table

                   5 Years       10 Years        15 Years        20 Years        25 Years
                ------------- --------------- --------------- --------------- ---------------
Final Earnings  @1/30  @1/40   @1/30   @1/40   @1/30   @1/40   @1/30   @1/40   @1/30   @1/40
      $           $      $       $       $       $       $       $       $       $       $
--------------  ------ ------ ------- ------- ------- ------- ------- ------- ------- -------
   150,000             18,750          37,500          56,250          75,000          93,750
   250,000             31,250          62,500          93,750         125,000         156,250
   350,000             43,750          87,500         131,250         175,000         218,750
   450,000      75,000 56,250 150,000 112,500 225,000 168,750 300,000 225,000 375,000 281,250
   550,000      91,666 68,750 183,233 137,500 275,000 206,250 366,666 275,000 458,333 343,750

  As of December 31, 1998, the final base salary of the Named Executives and eligible credited years under the pension plans were as follows:

   Name                                               Base Salary Eligible Years
   ----                                               ----------- --------------
   Dennis Kerrison...................................  $439,900          2
   Alan Jarvis.......................................  $249,000          0
   Steven Williams...................................  $249,000          3
   Dr Geoffrey Hignett...............................  $210,820          1
   Alan Hanslip......................................  $169,320          2

Change in Control and Severance Agreements

  The Corporation recognizes that establishing and maintaining a strong management team is essential in protecting and enhancing the interests of the Corporation and its stockholders. In order to ensure management stability and the continuity of key management personnel, the Corporation has entered into Change-in-Control agreements with each of the Named Executives. The agreements provide that in the event of a take-over or fundamental restructuring of the business, which results in the loss of the Executive's position, such Executive is entitled to compensation of three years pay plus benefits and further that all stock options and grants to such Executives shall vest immediately.

Employment Agreements

  Each Executive also has an employment agreement which complies with UK employment law and which provides for, amongst other things, 30 days of annual vacation, the provision of a Corporation car, private health insurance, pension provision, life insurance, permanent health insurance and a rolling one year term of employment (2 years for the CEO) which can be terminated by the Corporation upon twelve months notice (twenty four months for the CEO) and six months (twelve months for the CEO) from the Executive.

Life Insurance Cover

  Named Executives are covered by two basic plans. The Corporation's accidental death plan provides up to six times annual salary in the event of accidental death for whatever reason. Also, as a component of the Pension plans, up to four times annual salary is payable for death whilst in service with the Corporation.

  Non-employee Directors have accidental cover while on Corporation business up to a maximum of $500,000 in the case of death or injury. Cover ceases upon termination of employment with the Corporation and there are no cash surrender values.

                     REPORT OF THE COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

 Compensation Committee Report on Executive Compensation

  The Compensation Committee reviews and makes recommendations to the Board regarding salaries, compensation and benefits of executive officers and key employees of the Corporation with the assistance of external advisors and develops and administers programs providing stock-based incentives. After consideration of the Compensation Committee's recommendations, the full Board approves the salaries and bonuses and the stock and benefit programs for the Corporation's executive officers.

 Compensation Philosophy

  The compensation philosophy of the Corporation is to link executive compensation to continuous improvements in corporate performance and increases in stockholder value. The goals of the Corporation's executive compensation programs are as follows:-

  . To establish pay levels that are necessary to attract and retain highly qualified executives in light of the overall competitiveness of the market for high quality executive talent and the Corporation's unique business profile.

  . To recognize superior individual performance, new responsibilities and new positions within the Corporation.

  . To balance short-term and long-term compensation to complement the Corporation's annual and long-term business objectives and strategy and to encourage executive performance in the fulfilment of those objectives.

  . To provide variable compensation opportunities based on the Corporation's performance.

  . To encourage stock ownership by executives.

  . To align executive remuneration with the interests of stockholders.

 Stock Ownership

  The Compensation Committee believes that it can align the interests of stockholders and executives by providing those persons who have substantial responsibility over the management and growth of the Corporation with an opportunity to establish a meaningful ownership position in the Corporation.

 Compensation Components

  Corporate and individual performances are recognized through both short and long term incentive compensation plans designed to align the interests of executives and stockholders. The total compensation program consists of three components; base salary, which reflects the executive's level of responsibility and individual performance; annual incentive compensation awards in the form of cash bonuses, which reflect both corporate and individual performance; and long term incentive compensation in the form of stock options. The latter two components provide at risk compensation which is linked directly to financial results. The Committee considers all elements of compensation when determining an individual's total compensation.

 Short-Term Incentive Compensation

  Each year the Committee reviews the base salary of the President and Chief Executive Officer and, in conjunction with the President and Chief Executive Officer, reviews the base salaries of other corporate officers; however, the Committee makes the final compensation decisions concerning such Officers. The median level of the executive market as assessed by external surveys is used as the main criterion in determining base salary. The levels and scope of responsibility, experience, and corporate and business unit performances, as well as individual performance, are also key criteria in base salary determination.

  A Management Incentive Compensation Plan ("MICP") provides incentive compensation in the form of cash bonuses to executive officers, managers and other selected key employees who have a broad impact on the Corporation's performance. The philosophy for incentive compensation is to provide awards when financial objectives are achieved and provide no or reduced awards when the objectives are not achieved. The awards granted in 1998 were based on pre-established targets for corporate net income and cash generation in addition to individual achievement against personal targets.

 Long-Term Incentive Compensation

  Long-term incentive compensation is comprised of annual grants of stock options which are designed to encourage key employees to remain with the Corporation by providing them with a long-term interest in the Corporation's overall performance and to motivate them to maximize long-term stockholder value. The Corporation's stock option grant guidelines were designed with the assistance of external compensation consultants. The Committee administers the stock compensation plans. Performance related stock options with ten year vesting will generally be granted annually and cannot be exercised for at least three years from the date of grant.

 Chief Executive's Compensation

  Dennis Kerrison's compensation includes base salary, incentive compensation and stock options. Consistent with all other executive officers, the President and Chief Executive Officer's compensation was determined by the Compensation Committee in accordance with the salary policy, bonus programs and stock option guidelines, namely the Corporation and the President and Chief Executive's overall performance and motivation to maximize long-term stockholder value. Stock options, which cannot be exercised for at least 3 years from the date of grant, with a maximum of ten year exercise from plan inception, will generally be granted annually. The Committee has available information as to the level of past awards and individual stock ownership of the President and Chief Executive Officer.

  The Committee determined that in order to better align Mr Kerrison's compensation with stockholder interests, a greater portion of his compensation would be at-risk and directly linked to financial results.

  Mr Kerrison's base salary effective as of May 1998 was $439,900. A bonus of $335,335 was granted to Mr Kerrison in consideration of the Corporation's cash generation and overall financial performance and Mr Kerrison's leadership of the Corporation in its first year of operation as an independent, publicly quoted Corporation. He also received a one time bonus in recognition of his role in the spin-off of $219,950.

  11,280 shares of the Corporation's common stock were granted to Mr Kerrison on September 24, 1998. On February 5, 1999 he received zero-cost options in respect of 45,158 shares of the Corporation's common stock which will vest on December 31, 1999 and which must be exercised by December 31, 2007 in accordance with the Corporation's time restricted bonus arrangements for certain senior executives. These stock and stock option allocations were respectively valued at one half and two times the salary of the President and Chief Executive Officer and assumed a stock price of $19.60. In addition, Mr Kerrison was granted up to 31,451 zero-cost options on February 5, 1999 and which will vest on January 1, 2001 subject to the achievement of certain performance criteria specified by the Compensation Committee. These performance related stock options must be exercised by December 31, 2007. Furthermore, Mr Kerrison was granted options for 1,242 shares of the Corporation's common stock pursuant to the Savings Related Plan at an exercise price of $13.20 per share, which options vest on January 11, 2001 and expire on April 30, 2002. The stock grant and the stock options granted to Mr Kerrison were in line with the time restricted bonus and stock option arrangements approved prior to the Distribution. In line with normal UK practice, Mr Kerrison also receives a fully expensed company car and pension benefits valued at $140,361.

 Summary

  With a significant portion of the Corporation's executive compensation linked directly to individual and corporate performance and paid in stock, the Committee believes that these compensation practices will help ensure alignment with the interests of the Corporation's stockholders. While recognizing that fluctuations of the business cycles may negatively impact financial performance from time to time, the Committee believes that the strong leadership provided by the Corporation's senior executives and the infrastructure that they have put in place have positioned the Corporation to capitalize on the opportunities that lie ahead.

 Compensation Committee Interlocks and Insider Participation

  This report is submitted by the members of the Compensation Committee listed below, none of whom is or has been a former employee of the Corporation. They have all served as members of the Committee since the Distribution and the Committee met twice during fiscal 1998.

                            COMPENSATION COMMITTEE

    Martin M Hale (Chairman)         Dr Robert E Bew         Dr Benito Fiore

STOCK PRICE PERFORMANCE GRAPH

  The graph below compares the cumulative total return to stockholders on the common stock of the Corporation since the date of the spin-off from Great Lakes Chemical Corporation and S&P 500 Composite and Chemicals (Specialty) Indices over the same period.



                        [PERFORMANCE GRAPH APPEARS HERE]


                Value of $100 Investment made May 26, 1998*

                                                5/26/98 6/30/98 9/30/98 12/31/98
                                                ------- ------- ------- --------
     S&P 500 Composite Index................... $100.00 103.64   92.96   112.36
     S&P Chemicals (Specialty) Index........... $100.00  89.58   76.94    82.65
     Octel Corp. (OTL)......................... $100.00  87.91   60.44    60.99

                        * excludes purchase commissions

                   INFORMATION RESPECTING THE CORPORATION'S
                        INDEPENDENT PUBLIC ACCOUNTANTS

  The independent public accountants of the Corporation, selected by the Board for 1998, are PricewaterhouseCoopers, 1 London Bridge, London, SE1 9QL, England. A representative of PricewaterhouseCoopers is expected to be present at the Annual Meeting and will have the opportunity to make a statement if such representative desires to do so. The representative is also expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

  As of the date of this Proxy Statement, management is not aware of any matters to be presented at the meeting other than the matters specifically stated in the Notice of Meeting and discussed in the Proxy Statement. If any other matter or matters are properly brought before the meeting, the persons named in the enclosed proxy have discretionary authority to vote the proxy on each such matter in accordance with their judgement.

                   SOLICITATION AND EXPENSES OF SOLICITATION

  The solicitation of proxies will be made initially by mail. The Corporation's directors, officers and employees may also solicit proxies in person or by telephone without additional compensation. In addition, proxies may be solicited be certain banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries who will mail material to or otherwise communicate with the beneficial owners of shares of the Corporation's Common Stock. All expenses of solicitation of proxies will be paid by the Corporation.

                          ANNUAL REPORT AND FORM 10-K

  Copies of the Corporation's Annual Report to Stockholders, which includes portions of the Corporation's Annual Report on Form 10-K for the Fiscal Year ended December 31, 1998 are being mailed with this Proxy Statement to each stockholder entitled to vote at the Annual Meeting. Stockholders not receiving a copy of the Annual Report may obtain one by writing or calling Ms Heather Ashworth, Investor Relations Director, Octel Corp., c/o The Associated Octel Company Limited, PO Box 17, Oil Sites Road, Ellesmere Port, South Wirral, L65 4HF, England, telephone 011-44-151-356-6100.

               STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

  The Corporation anticipates holding its 2000 Annual Meeting of Stockholders on Tuesday, May 9, 2000.

  Under the regulations of the Securities and Exchange Commission, any stockholder desiring to make a proposal to be acted upon at the 2000 Annual Meeting of Stockholders must present such proposals to the Secretary of the Corporation at its principal office at 200 Executive Drive, Newark, DE 19702, U.S.A., not later than December 6, 1999, in order for the proposal to be considered for inclusion in the Corporation's Proxy Statement.

  Stockholder proposals or director nominations not included in a Proxy Statement for an Annual Meeting must comply with the advance notice procedures and information requirements set forth in the Bylaws of the Corporation in order to be properly brought before that Annual Meeting of Stockholders.

                                          By order of the Board of Directors
                                          /S/ GRAHAM DE M LEATHES
                                          Graham de M Leathes
                                          Corporate Secretary

March 30, 1999

                 PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD

        PROXY                                                    PROXY
        1999                       OCTEL CORP.                   1999

P            This Proxy is Solicited on behalf of the Board of Directors

R          The undersigned hereby appoints DENNIS J. KERRISON, ALAN G. JARVIS
       AND GRAHAM de M. LEATHES, and each of them with full power of
O substitution, as the proxies of the undersigned, to attend the Annual Meeting of Stockholders to be held on Tuesday, May 11, 1999, at 10:00
X a.m. and any adjournment or postponement thereof, and to vote the stock the undersigned would be entitled to vote, if present, on the items
Y      listed on the reverse side of this proxy card.

       THIS PROXY WILL BE VOTED AS SPECIFIED; OR IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES AND THE ELECTION OF PRICEWATERHOUSECOOPERS AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 1999.

                         ELIMINATE DUPLICATE MAILINGS

           SEC rules require the Corporation to mail an annual report to every stockholder even if there are multiple stockholders in the same household. If you are a stockholder of record and have the same address as other stockholders of record, you may authorize the Corporation to discontinue mailings of multiple annual reports. To do so, mark the box (see over) on each proxy card for which you do not wish to receive an annual report.

           Applicable law requires the Corporation to send separate proxy statements and proxy cards for all of your accounts.

       [_] Mark here for address change

       ________________________________________________

       New Address

       ________________________________________________             -----------
                                                                    SEE REVERSE
       ________________________________________________                 SIDE
       (Please sign on the reverse side)                            -----------
-------------------------------------------------------------------------------
                            .FOLD AND DETACH HERE.

          COMMAND FINANCIAL PRESS CORP. - NEW YORK (212) 274-8070 REV 06.0
          16:00 3/22/99        DH           13812  PROXY, 2
          EQUISERVE - OCTEL CORP. EQUISERVE - REGULAR/PORTRAIT


-------------------------------------------------------------------------------
          [X]      PLEASE MARK YOUR                                        3177
                   VOTES AS IN THIS
                   EXAMPLE.

------------------------------------------------------------------------------------------------------------------------------------
                                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2
------------------------------------------------------------------------------------------------------------------------------------
     1. Election of   FOR    WITHHELD                            2. Election of              FOR  AGAINST  ABSTAIN
        Directors     [_]      [_]    Nominees:                     PricewaterhouseCoopers   [_]    [_]      [_]
                                      Thomas M Felton and           as independent public
                                      Charles M Hale                accountants for fiscal
                                                                    1999.
     For, except vote withheld from the following nominee(s):
                                                                  3. In their discretion, the Proxies are authorized to vote upon any other matter which may properly come before the meeting.
------------------------------------------------------------------------------------------------------------------------------------

                               Please check here to discontinue the annual   [_]
                               report mailing for this account.


                               Please sign exactly as name appears hereon.
                               Joint owners should each sign personally. Where applicable, indicate your official position or representation capacity.



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            --------------------------------------------------------------------
                                SIGNATURE(S)                                DATE


--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE.